Exhibit 4.4

NUMBER CT		SHARES

COMMON STOCK
THIS CERTIFICATE IS TRANSFERABLE IN DENVER, CO, JERSEY CITY, NJ OR CANTON, MA	CONSONUS TECHNOLOGIES, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP 21030W 10 9

THIS CERTIFIES THAT:

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.0000015 PAR VALUE PER SHARE, OF

CONSONUS TECHNOLOGIES, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

CHIEF FINANCIAL OFFICER	CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
Computershare Trust Company, N.A.
TRANSFER AGENT
AND REGISTRAR

BY

AUTHORIZED OFFICER

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT (TRANS) MIN ACT Custodian
TEN ENT	–	as tenants by the entireties	(Cust) (Minor)
JT TEN	–	as joint tenants with right	under Uniform Gifts (Transfer) to Minors
		of survivorship and not as	Act
		tenants in common	(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                                                            hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

                                                                                                                                                                                                          Shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                                                               Attorney to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated

NOTICE:	THE SIGNATURES TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.